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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                      ----
                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (date of earliest event reported) July 27, 2004

                          Key Consumer Receivables LLC
                                   (Depositor)

                       Key Bank USA, National Association
                          (Seller and Master Servicer)

             (Exact name of Registrant as specified in its charter)

Delaware                            333-114367-01                34-1938746
United States                        333-114367                  34-1804148


(State or other jurisdiction of     (Commission                  (IRS Employer
incorporation)                      File Number)                 ID Numbers)


Key Tower, 127 Public Square, Cleveland, Ohio                    44114
(Address of principal executive offices)                         (Zip Code)

Registrants' Telephone Number,
including area code:                                             (216) 828-8122
                                                                 (216) 689-6300



                                       N/A

          (Former name or former address, if changed since last report)



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Item 7.        Financial Statements, Pro Forma Financial Information and
               Exhibits.

         (c)   Exhibits

               23.1     The Consent of Ernst & Young LLP, independent auditors.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           KEY CONSUMER RECEIVABLES LLC



                                           By:  /s/ Richard S. Hawrylak
                                                -----------------------
                                           Name:  Richard S. Hawrylak
                                           Title: Secretary


                                           KEY BANK USA, NATIONAL ASSOCIATION



                                           By:  /s/ Sagar Cherukuri
                                                -----------------------
                                           Name:  Sagar Cherukuri
                                           Title: Assistant Vice President

Dated:  July 27, 2004



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                                  EXHIBIT INDEX
                                  -------------

Exhibit 23.1               Consent of Ernst & Young LLP
-----------